SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549-1004

                                FORM 8-K

                             CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported)  March 14, 2000
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                      Commission File Number 0-404
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                THE CONNECTICUT LIGHT AND POWER COMPANY
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          (Exact name of registrant as specified in its charter)


               CONNECTICUT                      06-0303850
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     (State or other jurisdiction of          (I.R.S. Employer
      incorporation or organization)         Identification No.)


        SELDEN STREET, BERLIN, CONNECTICUT             06037-1616
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     (Address of principal executive offices)          (Zip Code)


                            (860) 665-5000
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         (Registrant's telephone number, including area code)


                            Not Applicable
                            --------------
    (Former name or former address, if changed since last report)




Item 5. Other Events.

A.	On March 14, 2000, The Connecticut Light and Power Company (CL&P) and
Western Massachusetts Electric Company (WMECO), two public utility subsidiaries of Northeast Utilities (NU), completed the sale of approximately 1,289 megawatts (MW) of hydroelectric and pumped storage generating assets in Connecticut and Massachusetts to Northeast Generation Company (NGC), a wholly-owned subsidiary of NU Enterprises, Inc. (NUEI), the holding company for unregulated companies in the NU system. The purchase price paid for these assets was $865.5 million with CL&P receiving approximately $680 million, and WMECO approximately $185 million. The assets sold were 10 hydroelectric facilities in Connecticut, including the seven facilities of CL&P's Housatonic River System (123 MW), three facilities that make up CL&P's Eastern Connecticut System, and one gas turbine (27 MW), and the Northfield Mountain pumped storage station (owned 81% by CL&P and 19% by WMECO) and the Cabot and Turners Falls No. 1 hydroelectric stations located in Massachusetts and owned by WMECO. The Massachusetts facilities have a combined capability of 1,139 MW. Another unregulated subsidiary of NUEI, Northeast Generation Services Company has contracted with NGC to manage and operate the plants. NGC has also contracted to market the capacity and output of the plants through NUEI's competitive marketing subsidiary, Select Energy, Inc.

CL&P sold its generation assets in accordance with its restructuring plan which was approved by the Connecticut Department of Public Utility Control in 1999. CL&P had previously sold approximately 2,235 MW of fossil-fueled generation in Connecticut to NRG Energy, Inc., a subsidiary of Northern States Power Company, of Minneapolis, Minnesota.

WMECO's sale is in conformity with its restructuring plan which was approved by the Department of Telecommunications and Energy in 1999. WMECO had previously sold approximately 290 MW of fossil and hydro generation in Massachusetts to a subsidiary of Consolidated Edison Company of New York.

Item 7. Financial Statements and Exhibits

(c)  Exhibits

99	Press Release issued by Northeast Utilities System dated March 14, 2000.


                                  SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE CONNECTICUT LIGHT AND POWER COMPANY
                                            (registrant)


				 		                                  By: /s/ Randy A. Shoop
             			 	                               Randy A. Shoop
                                                 Treasurer

Date:	March 28, 2000